WAIVER AND FOURTH AMENDMENT TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement (this "**Amendment**") is entered into this 19th day of November, 2018 by and among (a) **SILICON VALLEY BANK**, a California corporation ("**Bank**"), and (b) (i) **CANCER GENETICS, INC.**, a Delaware corporation ("**Parent**"), (ii) **GENTRIS, LLC**, a Delaware limited liability company ("**Delaware Subsidiary**"), (iii) **VIVOPHARM, LLC**, a Delaware limited liability company ("**Vivo**"), and (iv) **RDDT A VIVOPHARM COMPANY PTY LTD**, a company incorporated under the laws of Australia ("**Australian Borrower**", and together with Parent, Delaware Subsidiary, and Vivo, jointly and severally, individually and collectively, "**Borrower**").

RECITALS

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of March 22, 2017, as amended by that certain Waiver and First Amendment to Amended and Restated Loan and Security Agreement dated as of May 14, 2018, between Borrower and Bank, as further amended by that certain Joinder and Second Amendment to Amended and Restated Loan and Security Agreement dated as of June 21, 2018, between Borrower and Bank (the "**Second Amendment**"), and as further amended by that certain Waiver and Third Amendment to Amended and Restated Loan and Security Agreement dated as of August 20, 2018 between borrower and Bank (as the same may from time to time be further amended, modified, supplemented or restated, the "**Loan Agreement**").

B. Bank has extended credit to Existing Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) waive the Stated Defaults (as defined herein) and (ii) make certain other revisions to the Loan Agreement as more fully set forth herein.

D. In reliance upon the representations and warranties set forth below, Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent provided in this Amendment, and only in accordance with the terms and subject to the conditions set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2. Amendments to Loan Agreement.

2.1 Section 6.18 (Additional Capital Event). The Loan Agreement is

amended by inserting the following new provision to appear as Section 6.18 thereof:

> " **6.18 Additional Capital Event**. On or before 3:00 PM (Boston, Massachusetts time) on November 30, 2018, provide Bank with evidence in a form and substance acceptable to Bank in all respects that the Additional Capital Event has occurred."

2.2 Section 13 (Definitions). The Loan Agreement shall be amended by inserting the following new definition to appear alphabetically in Section 13.1 thereof:

> " "**Additional Capital Event**" means written confirmation by Bank that Borrower has received, after the Fourth Amendment Effective Date, but on or prior to 3:00 PM (Boston, Massachusetts time) on November 30, 2018, at least Three Million Dollars ($3,000,000.00) in additional unrestricted net cash proceeds from the sale of Borrower's equity securities to investors satisfactory to Bank in all respects, or Subordinated Debt, in each case, as determined by Bank in its sole discretion."

> " "**Fourth Amendment Effective Date**" means November 19, 2018."

3. Limitation of Amendments.

3.1 The amendments set forth in Section 2 above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Waiver Fee. In consideration of Bank's waiver of the Events of Default set forth above, and in addition to all other fees due under the Loan Documents (including without limitation, the fee due upon the execution of this Amendment), Borrower shall pay to Bank a waiver fee equal to Twenty Five Thousand Dollars ($25,000.00) (the "**Waiver Fee**"), which Waiver Fee shall be (a) fully earned as of the date hereof, (b) secured by the Collateral, (c) constitute a portion of the Obligations, and (d) be due and payable upon the earlier of (i) the occurrence of an Event of Default, or (ii) November 30, 2018. Notwithstanding the foregoing, if Borrower satisfies the Additional Capital Event on or before November 30, 2018, and provided that no other default or Event of Default has occurred (other than the Events of Default expressly waived in this Amendment) the Waiver Fee shall be waived.

5. Discretionary Advances. Notwithstanding anything to the contrary contained in Section 2.2(a) of the Loan Agreement or otherwise contained in the Loan Agreement or the other Loan Documents, Borrower hereby confirms, acknowledges and agrees, that in consideration for

Bank's agreements hereunder, Bank shall have no obligation to make any Advances pursuant to Section 2.2(a) of the Loan Agreement, and any Advances made under Section 2.2(a) shall be made on a case by case basis in Bank's sole and absolute discretion. In addition to the foregoing, Borrower hereby confirms, acknowledges and agrees, that in consideration for Bank's agreements hereunder, from and after the date of this Amendment, (a) the outstanding balance of Advances made under the Revolving Line shall not exceed Three Million Dollars ($3,000,000.00) in the aggregate at any time, and (b) Bank shall have no obligation to make, and Borrower shall have no right to request, any Advance if after giving effect to such Advance the aggregate balance of Advances made under the Revolving Line would exceed Three Million Dollars ($3,000,000.00).

6. Waiver. Bank hereby waives (a) Borrower's existing defaults under the Loan Agreement by virtue of Borrower's failure to comply with the following, collectively, the "**Existing Defaults**"): (i) the monthly accounts receivable aging reporting requirement in Section 6.2(b)(A) thereof for the months of June 2018 through and including August 2018, (ii) the Adjusted EBITDA covenant set forth in Section 6.9(a) thereof as of the months ended September 2018 and October 2018, (iii) the Minimum Revenue covenant contained in Section 6.9(b) thereof for the month ended September 30, 2018, (iv) the Transaction Event affirmative covenant contained in Section 6.17 thereof, and (v) the minimum Liquidity covenant sent forth in Section 6.9(c) thereof as of the months ended September 30, 2018 and October 31, 2018, and (b) Borrower's anticipated defaults under the Loan Agreement by virtue of Borrower's failure to comply with the following (collectively, the "**Anticipated Defaults**", and together with the Existing Defaults, collectively, the "**Stated Defaults**"): (i) the Adjusted EBITDA covenant set forth in Section 6.9(a) of thereof for the month ended November 30, 2018 (collectively, the "**Anticipated Adjusted EBITDA Default**") and (ii) the minimum Liquidity covenant set forth in Section 6.9(c) thereof as of the month ended November 30, 2018. Bank's waiver of Borrower's compliance of the Stated Defaults shall apply only to the foregoing specific periods. Borrower hereby acknowledges and agrees that except as specifically provided herein, nothing in this Section 6 or anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Bank of any of its rights and remedies pursuant to the Loan Documents, applicable law or otherwise.

7. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

7.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

7.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

7.3 The organizational documents of (i) Parent and Delaware Subsidiary delivered to Bank on the Effective Date and (ii) Vivo and Australian Borrower delivered to Bank on the 2018 Amendment Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

7.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

7.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

7.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

7.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

8. Ratification of Intellectual Property Security Agreements. Parent hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of March 22, 2017 between Parent and Bank, as amended by that certain First Amendment to Intellectual Property Security Agreement dated as of June 16, 2017 (as amended, the "**Parent IP Security Agreement**"), and acknowledges, confirms and agrees that the Parent IP Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Parent IP Security Agreement, and (b) shall remain in full force and effect. Delaware Subsidiary hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of June 16, 2017 between Delaware Subsidiary and Bank (the "**Delaware Subsidiary IP Security Agreement**"), and acknowledges, confirms and agrees that the Delaware Subsidiary IP Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Delaware Subsidiary IP Security Agreement, and (b) shall remain in full force and effect. Vivo hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of June 21, 2018 between Vivo and Bank (the "**Vivo IP Security Agreement**"), and acknowledges, confirms and agrees that the Vivo IP Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as defined in the Vivo IP Security Agreement, and (b) shall remain in full force and effect. Australian Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and conditions of a certain Intellectual Property Security Agreement dated as of June 21, 2018 between Australian Borrower and Bank (the "**Australian Borrower IP Security Agreement**"), and acknowledges, confirms and agrees that the Australian Borrower IP Security Agreement (a) contains an accurate and complete listing of all Intellectual Property Collateral, as

defined in the Australian Borrower IP Security Agreement, and (b) shall remain in full force and effect.

9. Ratification of Perfection Certificates. Parent hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Perfection Certificate dated as of March 22, 2017, as amended in connection with the Second Amendment, delivered by Parent to Bank (the "**Parent Perfection Certificate**"), and acknowledges, confirms and agrees the disclosures and information Parent provided to Bank in said Parent Perfection Certificate have not changed, as of the date hereof. Delaware Subsidiary hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Perfection Certificate dated as of March 22, 2017, as amended in connection with the Second Amendment, delivered by Delaware Subsidiary to Bank (the "**Delaware Subsidiary Perfection Certificate**"), and acknowledges, confirms and agrees the disclosures and information Delaware Subsidiary provided to Bank in said Delaware Subsidiary Perfection Certificate have not changed, as of the date hereof. Vivo hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Perfection Certificate dated as of June 21, 2018, delivered by Vivo to Bank (the "**Vivo Perfection Certificate**"), and acknowledges, confirms and agrees the disclosures and information Vivo provided to Bank in said Vivo Perfection Certificate have not changed, as of the date hereof. Australian Borrower hereby ratifies, confirms and reaffirms, all and singular, the terms and disclosures contained in the Perfection Certificate dated as of June 21, 2018, delivered by Australian Borrower to Bank (the "**Australian Borrower Perfection Certificate**"), and acknowledges, confirms and agrees the disclosures and information Australian Borrower provided to Bank in said Australian Borrower Perfection Certificate have not changed, as of the date hereof.

10. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

11. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

12. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower's payment to Bank of (i) a fully earned, non-refundable waiver fee in an amount equal to Twenty-Five Thousand Dollars ($25,000.00), and (ii) Bank's legal fees and expenses incurred in connection with this Amendment.

[Signature page follows.]

IN WITNESS WHEREOF, this Amendment and all documents executed in connection therewith, or relating thereto, have been negotiated, prepared and deemed to be executed by Borrower in the United States of America. In addition, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK

SILICON VALLEY BANK

By:
Name: Jon Fitzgerald
Title: Vice President

BORROWER

CANCER GENETICS, INC.

By:
Name: JOHN A ROBERTS
Title: CEO

GENTRIS, LLC

By:
Name: JOHN A ROBERTS
Title: CEO

VIVOPHARM, LLC

By:
Name: JOHN A ROBERTS
Title: CEO

Executed by **RDDT A VIVOPHARM COMPANY PTY LTD** in accordance with Section 127 of the *Corporations Act 2001*

DocuSigned by: John A. Roberts 9EC776BC2026454...	DocuSigned by: John A. Roberts 9EC776BC2026454
Signature of director	Signature of director/company secretary (Please delete as applicable)
John A. Roberts	John A. Roberts
Name of director (print)	Name of director/company secretary (print)

[Signature page to Waiver and Fourth Amendment to Amended and Restated Loan and Security Agreement]